DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated June 30, 2026
to the Prospectus and Updating Summary Prospectus
dated May 1, 2025, as supplemented May 1, 2026

This supplement contains information about the Putnam VT Sustainable Future Fund (the “Fund”) that is available as an investment option under your Contract. The Board of Trustees of the Fund has approved the reorganization of the Fund with and into the Putnam VT U.S. Research Fund, which is also available as an investment option under your Contract, on or about August 14, 2026 (the “Merger Date”).
Allocations to the Subaccount investing in the Fund (the “Merging Subaccount”) will not be accepted effective on or about August 7, 2026 (the “Close Date”).

At the close of business on the Merger Date, any Contract Value remaining in the Merging Subaccount will be automatically transferred to the Putnam VT U.S. Research Subaccount (the “Acquiring Subaccount”). Neither this automatic transfer, nor your transfer out of the Merging Subaccount prior to the Merger Date or out of the Acquiring Subaccount within 60 days after the Merger Date, will count against the 12 transfers that you are permitted to make each Contract Year.

You can request a transfer in writing at our Service Address, or by calling us at (800) 374-3714. You can request copies of fund prospectuses for the available Subaccounts by calling us at (800) 477-6545, or access them via the customer documentation center on our web site at https://connect.rightprospectus.com/DelawareLife/TAHD/246115208?&site=Annuity.

If you remit a new Purchase Payment after the Close Date, and your standing allocation instructions include the Merging Subaccount, the Purchase Payment will be rejected and returned to you. You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new Purchase Payment.

After the Merger Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Merging Subaccount will continue with the Acquiring Subaccount as the replacement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS DATED MAY 1, 2025, AS SUPPLEMENTED MAY 1, 2026.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.